

Two Harbors Investment Corp.

Second Quarter 2010

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results of Two Harbors Investment Corp. ("Two Harbors" or the "Company") may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results of Two Harbors to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, the rate at which we are able to deploy our available capital, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission ("SEC"), including Part I, Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Two Harbors Business Summary

- Launched as a residential mortgage REIT in October 2009 with $124 million in cash.
- Completed secondary offering raising net proceeds of $107 million in April 2010.
- Achieved 16% annualized return on average equity on an Adjusted GAAP Earnings basis for the first two quarters of 2010 (1).
- Declared quarterly dividends of $0.69 per share for the first two quarters of 2010, representing 16% yield on annualized basis (2).
- Externally managed by PRCM Advisers LLC, a subsidiary of Pine River Capital Management L.P.

(1) Adjusted GAAP Earnings is a non-GAAP measure that the Company defines as GAAP Net Income, excluding the unrealized fair value gains and losses associated with the Company's interest rate swaps.

(2) First and second quarter 2010 dividend may not be indicative of future dividend distributions. The Company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield is calculated based on the average of the first quarter 2010 dividend of $0.36 based on the March 31, 2010 closing share price of $9.14 and the second quarter 2010 dividend of $0.33 based on the June 30, 2010 closing share price of $8.25.

TWO HARBORS

Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors.

- Founded June 2002 with offices in New York, London, Hong Kong, San Francisco and Minnesota.
- Over $2.1 billion assets under management, of which approximately $1.0 billion dedicated to mortgage strategies (1).
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team (2):

- Eight partners together for average of 12 years
  - Average 19 years experience
- 86 employees, 33 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure:

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Hong Kong • San Francisco • New York

(1) Estimate as of July 1, 2010. Assets under management includes Two Harbors.
(2) Employee data as of June 30, 2010.

Two Harbors Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn

- Also serves as Partner - Head of Fixed Income Trading of Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 17 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth

- Also serves as Fixed Income Portfolio Manager for Pine River
- 28 years in mortgage securities market at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

14-member RMBS Team (1)

Traders and Analysts

- Trading team of four traders and three analysts from top Street RMBS groups
- Five person Research Group
- Repo Manager with 20 years experience

Executives Officers (2)

Chief Executive Officer

Thomas Siering

- Also serves as Partner - Head of Fundamental Strategies of Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 23 years of investing and management experience; commenced career at Cargill where he was a founding member of Financial Markets Department

Chief Financial Officer

Jeffrey Stolt

- Also serves as Partner of Pine River. Joined Pine River at inception in 2002.
- EBF & Associates from 1989 to 2002; Controller since 1997. Began his career at Cargill in the Financial Markets Department

(1) Employee data as of June 30, 2010.
(2) See Appendix for biographies of the Company's entire executive team.

TWO HARBORS

Investment Style: Balanced Risk Approach

	1 Interest Rate Risk	2 Prepayment Risk	3 Mortgage Credit Risk
Objective	▪ Low interest rate exposure	▪ Portfolio focused on prepayment stability and upside	▪ Conservative stance on mortgage credit
Approach	▪ Interest-Only Bonds used to offset fixed rate bonds ▪ Significant allocation to adjustable rate bonds	▪ Agency bonds and Interest-Only bonds have explicit protection or are very seasoned ▪ Non-Agency discount bonds with slow assumed prepayment speeds may benefit from faster prepayments	▪ Focus on lower priced bonds provides upside optionality ▪ "Credit burnout" allows for better long-term performance ▪ Avoidance of strategic default risk
Result	**Interest Rate Risk** ****Low****	**Prepayment Risk** ****Balance****	**Mortgage Spread Risk** ****Balance****

TWO HARBORS

Current Market Considerations

	Conditions	Considerations	Approach
Prepayment Risk	▪ Low rates ▪ Benign speeds due to tight credit conditions ▪ Mortgage prices high	▪ Faster prepays – Loosening of credit box by GSEs – Government-induced refinancing wave	▪ Pools with prepayment protection, seasoning, and low loan balances
Credit Risk	▪ Many homeowners delinquent and/or underwater ▪ Credit and housing have stabilized ▪ No pickup in economy/housing market imminent	▪ Higher defaults/losses – Weaker economy and lower housing prices – Strategic defaults possible by borrowers who could pay	▪ Lower-priced bonds with conservative credit assumptions ▪ Avoids strategic default risk ▪ Benefits from prepay wave and/or government programs that help borrowers

Investment Approach: Security Selection

- Experienced, 14-member MBS investment team focused on cross-sector, relative-value approach
- Dynamic capital allocation into the most attractive sub-sectors of the market
- Superb asset generation; $2 - 3Bn of Non-Agency MBS analyzed per week
- Scenario analysis performed on each bond available for purchase
- Detailed loan level and security structure analysis on targeted assets
- Bond selection based on target yields and potential upside performance
- Real time risk analysis and investment committee oversight

TWO HARBORS Investment Corp.

a pine river capital managed company

Note: All figures and data on this slide are as of July 31, 2010.

Well-balanced and Attractive Portfolio

Agency Bond Profile



Post-2006
12%
2002-2005
25%
Prepayment protected
22%
Pre-2002
12%
Low loan balances
29%

Non-Agency Bond Profile



Sub-Prime
37%
Prime
6%
Alt-A
32%
Option ARM
25%

Portfolio Insight – Balancing Risks

1 Interest Rate Risk

- Maintains relatively low interest rate exposure
- Interest-Only bonds (IOs) benefit from higher interest rates

2 Prepayment Risk

- 88% of Agency bonds have prepayment protection, are very seasoned or have low loan balances
- Balanced prepayment profile:
  - Total Discount to Par : ~$214M
  - Total Premium over Par, with IOs: $~49M [1]

3 Mortgage Credit Risk

- Focus on lower-priced bonds mitigates credit risk and allows for upside optionality
- Wide diversification across sectors and securities

Note: All data on this slide as of July 31, 2010.

(1) Excludes $33 million of inverse interest-only derivatives, which have a similar prepayment profile as interest-only bonds.

TWO HARBORS

Portfolio Summary

Investment Portfolio [1]

($ in millions)



Mezzanine
$47
Hybrid ARMs
$290
Senior
$179
Interest-Only Bonds
$13
Fixed Rate
$373
Total portfolio: $902
Agency bonds
Non-Agency bonds

Portfolio Summary

Portfolio Yield	Realized Q1-2010	At March 31, 2010	Realized Q2-2010	At July 31, 2010
Annualized yield	4.9%	5.0%	5.4%	5.4%
Cost of financing [2]	0.5%	0.5%	0.6%	0.7%
Net interest rate spread	4.4%	4.5%	4.8%	4.7%

Portfolio Metric	At March 31, 2010	At June 30, 2010	Q3-2010 Target
Debt-to-Equity [3]	3.6x	3.2x	3.0 – 3.5x

Operating Highlights

- Prepayment speeds slower and more stable than industry average
- Natural hedge embedded in the portfolio through Interest-Only bonds
- Moderate leverage allows for high liquidity and ability to take advantage of market opportunities as they arise

(1) All figures and data on this slide are as of July 31, 2010, except as otherwise noted.
(2) All cost of financing percentages exclude interest spread expense associated with the portfolio's interest rate swaps of $0.4 million for the first quarter of 2010 and $0.5 million for the second quarter of 2010. Including this interest spread expense would increase cost of financing by 0.4% for both the first and second quarters of 2010.
(3) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity.

Liquidity Management and Financing

Liquidity Management

- Laddered maturity schedule enhances liquidity profile
- Thirteen financing counterparties allow for diversified funding sources (1)
- One year credit facility with Wells Fargo to provide financing on non-Agency bonds
- Repo Manager with 20 years of experience
- Maintain U.S Treasuries and swap positions to hedge against higher financing costs.

Financing

Repurchase Agreements: RMBS and Agency Derivatives	Amount ($M)
Within 30 days	$258
30 to 59 days	$162
60 to 89 days	$126
90 to 119 days	$105
Over 120 days	$96
Total	**$747**

Note: All data on this slide as of July 31, 2010.
(1) As of August 5, 2010; includes the Wells Fargo credit facility.

TWO HARBORS

Achieving Attractive Returns With Lower Risk

Superior asset selection and risk management generate market returns while taking on much less risk

Attractive & Comparable Dividend Yield [1] …



20.0%
15.0%
10.0%
5.0%
–
16.0%
15.8%
Q2-2010
TWO
Q2-2010
Peer Median

… With Lower Leverage [2] …



6.0x
4.0x
2.0x
–
3.2x
5.3x
Q2-2010
TWO
Q2-2010
Peer Median

… Less Interest Rate Exposure [3] …



15.0%
10.0%
5.0%
–
3.5%
13.7%
Q2-2010
TWO
Q2-2010
Peer Median

… And Less Prepayment Risk [4]



30.0%
20.0%
10.0%
–
16.2%
12.5%
25.6%
30.0%
Q1-2010
Q2-2010
TWO
Q1-2010
Q2-2010
Peer Median

Source: Two Harbors' SEC filings. Note: "TWO" means Two Harbors Investment Corp.. Financial data on this slide as of June 30, 2010. Peers include AGNC, ANH, CIM, CYS, HTS, IVR, MFA and NLY.

(1) Reported second quarter 2010 dividend annualized, divided by closing share price as of June 30, 2010.

(2) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity.

(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage.

(4) Represents the constant prepayment rate, or CPR, on the Agency MBS portfolios. For TWO, 16.2% and 12.5% represents the three-month average CPR experienced during the first and second quarters of 2010 by our Agency MBS owned by us as of March 31, 2010 and June 30, 2010, respectively, on an annualized basis. CIM excluded from peer median; Two Harbors does not disclose Agency CPR on a quarterly basis.

TWO HARBORS

TWO: Positioned to Deliver Value to Shareholders

- Investment objective of achieving attractive returns with balanced risks.
- Experienced RMBS team with a proven track record and a relative value focus.
- Proprietary technology platform allows for robust screening/portfolio construction.
- Intense focus on security selection and risk management.
- Fluid capital allocation among the most attractive sub-sectors of the market.
- Well positioned to take advantage of market opportunities and achieve growth.

Appendix

Executive Team

Thomas Siering, Chief Executive & Director. Mr. Siering also serves as Partner—Head of Fundamental Strategies of Pine River. Prior to joining Pine River as a Partner in 2006, Tom was head of the Value Investment Group at EBF & Associates in Minnetonka, Minnesota. He joined EBF in 1989 and was named a Partner in 1997. From 1999 to 2006, Tom was the portfolio manager of Merced Partners, LP and Tamarack International Limited. Those funds engaged in a variety of distressed, credit and value strategies. He supervised a staff of thirteen people located both in Minnesota and London. This staff was comprised of traders, analysts and support personnel. Tom began his career at Cargill, Incorporated where he was a founding member of their Financial Markets Department. He holds a Bachelor of Business Administration degree from the University of Iowa with a major in Finance.

Steve Kuhn, Co-Chief Investment Officer. Mr. Kuhn also serves as Partner—Head of Fixed Income Trading of Pine River. Prior to joining Pine River in 2008, Mr. Kuhn was a Vice President and Portfolio Manager at Goldman Sachs based in New York and Beijing from 2002 to 2007, where he was part of a team that managed approximately $40 billion in mortgage-backed securities. While he was in Beijing, Mr. Kuhn provided training to sovereign wealth fund clients and voluntarily taught Finance to students from Peking University and Tsinghua University. From 1999 to 2002, Mr. Kuhn was a Japanese convertible bond trader at Citadel Investment Group in Chicago. Prior to that, Mr. Kuhn was head of mortgage backed securities trading at Cargill in Minnetonka, Minnesota. Mr. Kuhn received a B.A. in Economics with Honors from Harvard University in 1991.

William Roth, Co-Chief Investment Officer. Mr. Roth also serves as Portfolio Manager in the New York Office of Pine River. Prior to joining Pine River in 2009, Mr. Roth was at Citigroup and its predecessor firm, Salomon Brothers Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth was based in Chicago and managed the Chicago Financial Institutions Sales Group for Salomon Brothers. He received an M.B.A. with a concentration in Finance from the University of Chicago Graduate School of Business in 1981, and a B.S. in Finance and Economics from Miami University in Oxford, Ohio in 1979.

Jeff Stolt, Chief Financial Officer. Mr. Stolt also is a Partner—Chief Financial Officer of Pine River. Prior to joining Pine River in 2002, Mr. Stolt was the Controller at EBF & Associates from 1997 to 2002. In this role, Mr. Stolt oversaw the preparation of all fund accounting statements, managed the offshore administrator relationship, managed the audit process and was responsible for tax planning and reporting. Mr. Stolt began employment with EBF in 1989. Prior to that, Mr. Stolt was an accountant in Cargill, Inc.'s Financial Markets Department from 1986 until 1989. Mr. Stolt received a B.S. degree in Accounting and Finance from the Minnesota State University in 1986.

Tim O'Brien, General Counsel and Secretary. Mr. O'Brien has served as General Counsel and Chief Compliance Officer of Pine River since 2007. From 2004 to 2006, Mr. O'Brien served as Vice President and General Counsel of NRG Energy, Inc. Mr. O'Brien served as Deputy General Counsel of NRG Energy from 2000 to 2004 and Assistant General Counsel from 1996 to 2000. Prior to joining NRG, Mr. O'Brien was an associate at the law firm of Sheppard, Mullin, Richter & Hampton in Los Angeles and San Diego, California. He received a B.A. in History from Princeton University in 1981 and a Juris Doctor from the University of Minnesota Law School in 1986.

Executive Team Continued…

Brad Farrell, Controller. Prior to joining Pine River in September 2009, Brad was Vice President, Director, External Reporting for GMAC ResCap, responsible for external reporting initiatives within the corporate function of GMAC ResCap from 2007 to 2009. From 2002 to 2007 he held various positions in finance and accounting with XL Capital and its affiliates. From 1997 to 2002 he was employed with KPMG. Brad is a Certified Public Accountant, and graduated with a B.S.B.A. from Drake University in 1997.

Andrew Garcia, VP Business Development. Prior to joining Pine River in 2008, Andrew was the Event Driven and Business Combination Companies (SPAC) specialist in the Capital Markets division at Maxim Group in New York. Before joining Maxim Group, he was the head trader at Laterman & Company. From 2001 to 2005, he covered institutional event-driven and risk arbitrage investors as a sales trader, equity sales person, and middle markets sales person at Cathay Financial, Oppenheimer & Co., and CIBC Oppenheimer Corp. Andrew holds a B.A. from Kenyon College.

Paul Richardson, Chief Risk Officer. Prior to joining Pine River, Paul was the Director of Quantitative Research at Stark Investments in Milwaukee beginning in 2006, where he was responsible for all modeling and analytics and was a member of the firm's risk committee. From 1992 to 2005, Paul worked at the financial markets division of Cargill, Inc., and its successor Black River Asset Management. In his last position there, he was a Managing Director and Portfolio Manager focused on capital structure arbitrage. From 1989 to 1992, Paul served as a Vice President of Fixed Income Research and as an MBS Trader for Lehman Brothers in New York. Paul was an Assistant Professor of Finance at the University of Michigan from 1987 to 1989 and at the University of Minnesota from 1983 to 1987. He received a PhD in Economics from Harvard and a Bachelor of Arts in Economics from the University of California, where he was a Regents Scholar. Paul has published several articles in academic journals.

Contact Information

For further information, please contact:

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.634.3221
Anh.Huynh@twoharborsinvestment.com